December 1, 1998

                          WILLIAMSBURG INVESTMENT TRUST

                               The Jamestown Funds

                  Supplement to Prospectus Dated August 1, 1998
                           and Revised October 1, 1998

Effective December 1, 1998, Lowe, Brockenbrough & Company, Inc. (the "Advisor") has assumed responsibility for management of the entire portfolio of The Jamestown Balanced Fund (the "Balanced Fund"), including the portion of the portfolio invested in fixed income securities. The fixed income portion of the Balanced Fund was previously managed by Tattersall Advisory Group, Inc.

THE THIRD PARAGRAPH OF THE SECTION ON PAGE 26 ENTITLED "MANAGEMENT OF THE FUNDS--BALANCED FUND" HAS BEEN DELETED. THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF THE SECTION ON PAGE 26 ENTITLED "MANAGEMENT OF THE FUNDS--BALANCED FUND":

Effective as of the date of this Supplement,  Henry C. Spalding, Jr. and Charles
M. Caravati, III, CFA are primarily responsible for managing that portion of the Balanced Fund invested in equity securities. Mr. Spalding has acted in this capacity since the Fund's inception and has been Executive Vice President of the Advisor since 1988. Mr. Caravati is currently Vice President of the Advisor and has been a portfolio manager of the Advisor since 1992. E. Christian Goetz, CFA is primarily responsible for managing that portion of the Balanced Fund invested in fixed income securities and has acted in this capacity since December 1, 1998. Mr. Goetz has been a portfolio manager of the Advisor since June 1997. He was previously employed as a portfolio manager by Crestar Asset Management and Virtus Capital Management.

THE FOLLOWING REPLACES THE FIRST PARAGRAPH OF THE SECTION ON PAGE 26 ENTITLED "MANAGEMENT OF THE FUNDS--EQUITY FUND":

Effective as of the date of this Supplement,  Henry C. Spalding, Jr. and Charles
M. Caravati, III, CFA are primarily responsible for managing the Equity Fund. Mr. Spalding has acted in this capacity since the Fund's inception and has been Executive Vice President of the Advisor since 1988. Mr. Caravati is currently Vice President of the Advisor and has been a portfolio manager of the Advisor since 1992.

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND

                                 August 1, 1998
                            Revised December 1, 1998

                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES..........................................   2
DESCRIPTION OF BOND RATINGS.................................................   5
INVESTMENT LIMITATIONS......................................................   8
TRUSTEES AND OFFICERS.......................................................  10
INVESTMENT ADVISOR..........................................................  15
ADMINISTRATOR...............................................................  16
OTHER SERVICES..............................................................  17
BROKERAGE...................................................................  17
SPECIAL SHAREHOLDER SERVICES................................................  18
PURCHASE OF SHARES..........................................................  20
REDEMPTION OF SHARES........................................................  21
NET ASSET VALUE DETERMINATION...............................................  21
ALLOCATION OF TRUST EXPENSES................................................  22
ADDITIONAL TAX INFORMATION..................................................  22
CAPITAL SHARES AND VOTING...................................................  23
CALCULATION OF PERFORMANCE DATA.............................................  24
FINANCIAL STATEMENTS AND REPORTS............................................  27

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both The Jamestown Balanced Fund and The Jamestown Equity Fund (the "Funds") dated August 1, 1998. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Jamestown Balanced Fund (the "Balanced Fund") and The Jamestown Equity Fund (the "Equity Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts (ADRs). The Funds may invest in foreign securities if the Advisor believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import

Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Balanced Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (NRSRO) or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Balanced Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

     Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

     A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

     AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

     AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk- free U.S. Treasury debt.

     AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

     BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(12) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1998:

Name, Position,                                   Principal Occupation                           Compensation
Age and Address                                   During Past 5 Years                           From the Trust
------------------                                --------------------                          --------------
Austin Brockenbrough III (age 61)                 President and Managing                              None
Trustee**                                         Director of Lowe, Brockenbrough
President                                         & Company, Inc.,
The Jamestown International Equity                Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund            Director of Tredegar Industries,
6620 West Broad Street                            Inc. (plastics manufacturer) and
Suite 300                                         Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                         (global asset manager); Trustee
                                                  of University of Richmond

John T. Bruce (age 44)                            Principal of                                        None
Trustee and Chairman**                            Flippin, Bruce & Porter, Inc.,
Vice President                                    Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (age 61)                 Physician                                         $9,000
Trustee**                                         Dermatology Associates of
5600 Grove Avenue                                 Virginia, P.C.,
Richmond, Virginia   23226                        Richmond, Virginia

J. Finley Lee (age 58)                            Julian Price Professor Emeritus of                $9,000
Trustee                                           Business Administration
614 Croom Court                                   University of North Carolina,
Chapel Hill, North Carolina 27514                 Chapel Hill, North Carolina;
                                                  Director of Montgomery Indemnity
                                                  Insurance Co.; Trustee of Albemarle
                                                  Investment Trust (registered
                                                  investment company)

                                     - 10 -

Richard Mitchell (age 49)                         Principal of                                        None
Trustee**                                         T. Leavell &  Associates, Inc.,
President                                         Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 59)                       President of                                      $9,000
Trustee                                           University of Richmond,
7000 River Road                                   Richmond, Virginia;
Richmond, Virginia  23229                         Director of Tredegar
                                                  Industries, Inc.

Harris V. Morrissette (age 38)                    President of                                      $8,000
Trustee                                           Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                             Mobile, Alabama;
Mobile, Alabama   36693                           Chairman of Azalea Aviation, Inc.
                                                  (airplane fueling); Director of
                                                  South Alabama Bank and
                                                  South Alabama Bancorporation

Fred T. Tattersall (age 49)                       Managing Director of                                None
Trustee**                                         Tattersall Advisory Group, Inc.,
President                                         Richmond, Virginia
The Jamestown Bond Fund
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 65)                       Chief Investment Officer of                       $6,500
Trustee                                           Virginia Retirement System,
P.O. Box 2500                                     Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 62)                       Senior Vice President and                         $9,000
Trustee                                           General Counsel of Stateside
2300 Clarendon Blvd.                              Associates, Inc., Arlington,
Suite 407                                         Virginia; Director of The Swiss
Arlington, Virginia 22201                         Helvetia Fund, Inc. (closed-end
                                                  investment company)

                                     - 11 -

John P. Ackerly IV (age 35)                       Portfolio Manager of
Vice President                                    Davenport & Company LLC,
The Davenport Equity Fund                         Richmond, Virginia;
One James Center, 901 E. Cary St.                 prior to February 1994, a
Richmond, Virginia  23219                         Portfolio Manager with
                                                  Central Fidelity Bank

Joseph L. Antrim III (age 53)                     Executive Vice President of
President                                         Davenport & Company LLC,
The Davenport Equity Fund                         Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

Charles M. Caravati III (age 32)                  Assistant Portfolio Manager of
Vice President                                    Lowe, Brockenbrough & Company, Inc.,
The Jamestown International Equity Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 56)                          Principal of
President                                         Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                      Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 45)                        Principal of
Vice President                                    T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                    Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

J. Lee Keiger III (age 43)                        First Vice President and Chief Financial
Vice President                                    Officer of Davenport & Company LLC,
The Davenport Equity Fund                         Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

R. Gregory Porter, III (age 57)                   Principal of
Vice President                                    Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                      Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

                                     - 12 -

Mark J. Seger (age 36)                            Vice President of Countrywide Fund Services,
Treasurer                                         Inc., (registered transfer agent and administrator
312 Walnut Street, 21st Floor                     to the Trust), CW Fund Distributors, Inc.
Cincinnati, Ohio 45202                            (registered broker-dealer) and Countrywide
                                                  Financial Services, Inc. (financial services
                                                  company); Treasurer of Countrywide Investment
                                                  Trust, Countrywide Tax-Free Trust and Countrywide
                                                  Strategic Trust (registered investment companies),
                                                  Cincinnati, Ohio

Henry C. Spalding, Jr. (age 60)                   Executive Vice President of
President                                         Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                       Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 41)                           Vice President, General Counsel and Secretary
Secretary                                         of Countrywide Fund Services, Inc., CW Fund
312 Walnut Street, 21st Floor                     Distributors, Inc., Countrywide Investments, Inc.
Cincinnati, Ohio  45202                           and Countrywide Financial Services, Inc.; Secretary of
                                                  Countrywide Investment Trust, Countrywide Tax-Free Trust
                                                  and Countrywide Strategic Trust, Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 53)                Vice President of
Vice President                                    Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                       Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 47)                         Administrator of
Vice President                                    Lowe, Brockenbrough & Company, Inc.,
The Jamestown Balanced Fund                       Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

                                     - 13 -

Craig D. Truitt (age 39)                          Senior Vice President of
Vice President                                    Tattersall Advisory Group, Inc.,
The Jamestown Bond Fund                           Richmond, Virginia
The Jamestown Short Term Bond Fund
6802 Paragon Place
Suite 200
Richmond, Virginia 23230

Beth Ann Walk (age 39)                            Portfolio Manager of
Vice President                                    Lowe, Brockenbrough & Company, Inc.,
The Jamestown Tax Exempt Virginia Fund            Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Coleman Wortham III (age 52)                      President and Chief Executive
Vice President                                    Officer of  Davenport & Company LLC,
The Davenport Equity Fund                         Richmond, Virginia
One James Center, 901 E. Cary St.
Richmond, Virginia  23219

-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 2, 1998, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 1.4% of the then outstanding shares of the Balanced Fund and 4.1% of the then outstanding shares of the Equity Fund. On the same date, Wachovia Bank of North Carolina as trustee for the Halifax Hospital Pension Plans, P.O. Box 3073, Winston-Salem, North Carolina 27150, owned of record 7.0% of the then outstanding shares of the Balanced Fund; Bova & Co., 1525 West Harris Boulevard, Charlotte, North Carolina 28288, owned of record 6.2% of the then outstanding shares of the Balanced Fund; John M. Street and Joanne N. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 7.1% of the then outstanding shares of the Equity Fund; and Crestar Bank, as trustee for the

Virginia Multispecialty Services Organization LLC 401(K) Profit Sharing Plan and Trust and Money Purchase Pension Plan and Trust, P.O. Box 26246, Richmond Virginia 23260, owned of record 10.1% of the then outstanding shares of the Equity Fund.

                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Company, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 1998, 1997 and 1996, the Balanced Fund paid the Advisor advisory fees of $561,887, $430,381 and $373,945, respectively.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 1998, 1997 and 1996, the Equity Fund paid the Advisor advisory fees of $259,757, $160,646 and $79,891, respectively.

The Advisor, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough, III. In addition to acting as Advisor to the Funds, the Advisor serves as investment advisor to two additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

Prior to December 1, 1998, Tattersall Advisory Group, Inc. (the "Sub-Advisor") was responsible for supervising the Balanced Fund's fixed income investments pursuant to a Sub-Advisory Agreement among the Sub-Advisor, the Advisor and the Trust. Compensation of the Sub-Advisor was paid by the Advisor (not the Balanced
Fund) in the amount of $5,000 per year.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 1998, 1997 and 1996, the Administrator received fees of $148,539, $118,380 and $105,023, respectively, from the Balanced Fund and $76,276, $49,129 and $26,514, respectively, from the Equity Fund.

                                 OTHER SERVICES

The  firm of  Tait,  Weller  &  Baker,  Two  Penn  Center  Plaza,  Philadelphia,
Pennsylvania 19102, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Star Bank, N.A, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Balanced Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

For the fiscal years ended March 31, 1998, 1997 and 1996, the total amount of brokerage commissions paid by the Balanced Fund was $91,394, $63,382 and $63,217, respectively. For the fiscal years ended March 31, 1998, 1997 and 1996, the total amount of brokerage commissions paid by the Equity Fund was $66,628, $47,290 and $26,512, respectively.

While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of either Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.

In order to reduce the total operating expenses of the Funds, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Expenses reimbursed through the directed brokerage arrangement for the fiscal year ended March 31, 1998 were $24,000 for the Balanced Fund and $12,000 for the Equity Fund.

As of March 31, 1998, the Balanced Fund held securities issued by Merrill Lynch & Company, Inc. (the market value of which was $414,502). Merrill Lynch & Company, Inc. is the parent of one of the Trust's "regular broker-dealers" (as defined in the 1940 Act).

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                           The Jamestown Balanced Fund
                                       or
                            The Jamestown Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day,

Monday through Friday, except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or
(c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994, the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Balanced Fund for the one year period ended March 31, 1998, for the five year period ended March 31, 1998 and for the period since inception (July 3, 1989) to March 31, 1998 are 32.42%, 15.29% and 12.71%, respectively. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 1998, for the five year period ended March 31, 1998, and for the period since inception (December 1, 1992) to March 31, 1998 are 43.74%, 19.12% and 18.31%, respectively.

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 1998 were 1.91% and 0.45%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1998, together with the report of the independent accountants thereon, are included on the following pages.

                          THE JAMESTOWN BALANCED FUND
                          ---------------------------
                              No Load Mutual Fund

                                 Annual Report
                                 March 31, 1998


          Investment Adviser                              Administrator
          ------------------                              -------------
Lowe, Brockenbrough & Tattersall, Inc.           Countrywide Fund Services, Inc.
        6620 West Broad Street                          312 Walnut Street
              Suite 300                                   P.O. Box 5354
       Richmond, Virginia 23230                    Cincinnati, Ohio 45201-5354
            1.804.288.0404                                1.800.443.4249

                           THE JAMESTOWN BALANCED FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1998

Performance of The Jamestown Balanced Fund

The twelve months ending March 31, 1998, were rewarding ones for The Jamestown Balanced Fund in both absolute results as well as in relative results. For the year, your fund returned 32.4% after expenses versus 29.0% for the comparable Lipper Balanced Index. The Standard & Poor's Index was up 48% for the same 12 month period with your fund invested approximately two-thirds in stocks and one-third in bonds and cash.

The sectors outperforming the market were finance, communication services, and consumer cyclicals in particular, with capital goods, health care, and technology slightly ahead of the S&P. Those sectors lagging the market were consumer staples, transportation, utility, energy, and basic industries. Your fund was well represented in the finance, technology, and consumer staples sectors. We had underweightings in the communication services, utility, and transportation sectors.

For the past three years, the Jamestown Balanced Fund has appreciated at an annualized rate of 22.2%, well ahead of the Lipper Balanced Fund Index of 19.9%. With the stock market now selling at lofty price-to-earnings multiples (25x), it is dangerous to be lulled into a belief that these strong returns will continue each year. There will be a regression to the mean, i.e., a market correction, but with interest rates and inflation rates staying low, we are hopeful that this market can continue for at least a short period. Inflation appears to be very well contained, and the same can be said for the wage component of the consumer price index.

As in the past several years, the bond market portion of your fund provided positive returns. The Lehman Intermediate Index was up 9.7%. While lagging the returns of the stock portion, bonds provide an excellent source of funds for equity employment should we see a significant market correction.

We will continue to invest in high quality stocks--those with low debt to equity and strong earnings trends in place. Should we see a market correction in the near future, we believe it will not be a significant one given the continued "Goldilocks" fundamentals of the current economy.

For a comparison of the fund's performance since inception versus the Standard & Poor's 500 Index and the Consumer Price Index, please refer to the chart below.

THE JAMESTOWN BALANCED FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index.


        STANDARD & POOR'S 500 INDEX:           THE JAMESTOWN BALANCED FUND:

                   QTRLY                                    QTRLY
DATE              RETURN       BALANCE      DATE            RETURN     BALANCE

07/03/89                        10,000      07/03/89                   10,000
09/30/89          10.71%        11,071      09/30/89         0.00%     10,000
12/31/89           2.06%        11,299      12/31/89         6.25%     10,625
03/31/90          -3.00%        10,960      03/31/90        -2.62%     10,347
06/30/90           6.28%        11,648      06/30/90         4.90%     10,853
09/30/90         -13.75%        10,047      09/30/90        -9.33%      9,841
12/31/90           8.97%        10,948      12/31/90         5.17%     10,350
03/31/91          14.53%        12,539      03/31/91         9.96%     11,380
06/30/91          -0.23%        12,510      06/30/91        -0.91%     11,277
09/30/91           5.35%        13,179      09/30/91         5.12%     11,854
12/31/91           8.38%        14,284      12/31/91         6.97%     12,681
03/31/92          -2.53%        13,922      03/31/92        -2.03%     12,423
06/30/92           1.90%        14,187      06/30/92         2.03%     12,675
09/30/92           3.15%        14,634      09/30/92         4.46%     13,241
12/31/92           5.03%        15,370      12/31/92         3.74%     13,736
03/31/93           4.36%        16,040      03/31/93         1.75%     13,976
06/30/93           0.48%        16,117      06/30/93        -0.26%     13,941
09/30/93           2.58%        16,533      09/30/93         2.49%     14,287
12/31/93           2.32%        16,916      12/31/93         0.32%     14,333
03/31/94          -3.79%        16,275      03/31/94        -1.58%     14,107
06/30/94           0.42%        16,343      06/30/94         0.91%     14,235
09/30/94           4.88%        17,141      09/30/94         1.64%     14,469
12/31/94          -0.02%        17,137      12/31/94        -0.83%     14,349
03/31/95           9.74%        18,807      03/31/95         8.67%     15,594
06/30/95           9.55%        20,602      06/30/95         7.60%     16,779
09/30/95           7.95%        22,239      09/30/95         5.50%     17,702
12/31/95           6.02%        23,578      12/31/95         4.75%     18,542
03/31/96           5.37%        24,844      03/31/96         3.27%     19,148
06/30/96           4.49%        25,959      06/30/96         3.05%     19,731
09/30/96           3.09%        26,761      09/30/96         2.41%     20,207
12/31/96           8.34%        28,992      12/31/96         6.21%     21,462
03/31/97           2.68%        29,769      03/31/97         0.18%     21,501
06/30/97          17.46%        34,966      06/30/97        11.31%     23,932
09/30/97           7.49%        37,585      09/30/97         4.97%     25,121
12/31/97           2.87%        38,665      12/31/97         2.43%     25,731
03/31/98          13.95%        44,059      03/31/98        10.65%     28,471



CONSUMER PRICE INDEX:

                                            QTRLY
DATE                    RETURN            BALANCE

07/03/89                                   10,000
09/30/89                 0.75%             10,075
12/31/89                 1.00%             10,176
03/31/90                 2.01%             10,380
06/30/90                 0.90%             10,474
09/30/90                 1.71%             10,653
12/31/90                 1.71%             10,835
03/31/91                 0.90%             10,933
06/30/91                 0.40%             10,977
09/30/91                 0.60%             11,043
12/31/91                 0.90%             11,142
03/31/92                 0.70%             11,221
06/30/92                 0.80%             11,311
09/30/92                 0.70%             11,390
12/31/92                 0.80%             11,481
03/31/93                 0.90%             11,585
06/30/93                 0.60%             11,654
09/30/93                 0.40%             11,701
12/31/93                 0.70%             11,783
03/31/94                 0.50%             11,842
06/30/94                 0.60%             11,913
09/30/94                 0.90%             12,020
12/31/94                 0.60%             12,093
03/31/95                 0.80%             12,190
06/30/95                 0.90%             12,300
09/30/95                 0.40%             12,349
12/31/95                 0.50%             12,411
03/31/96                 0.80%             12,510
06/30/96                 1.10%             12,649
09/30/96                 0.44%             12,704
12/31/96                 0.82%             12,809
03/31/97                 0.69%             12,897
06/30/97                 0.19%             12,922
09/30/97                 0.44%             12,978
12/31/97                 0.62%             13,059
03/31/98                 0.12%             13,075

The Jamestown Balanced Fund Average Total Returns
 1 Year         5 Years        Since Inception*
28.40%          14.58%         12.31%
*Initial public offering of shares was July 3, 1989.

Past performance is not predictive of future performance.

                          THE JAMESTOWN BALANCED FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998


ASSETS
            Investments in securities:
                        At acquisition cost                                       $     70,033,530
                                                                                  ================
                        At value (Note 1)                                         $     96,403,552
            Investments in repurchase agreements (Note 1)                                4,833,000
            Cash                                                                               589
            Receivable for securities sold                                                 977,601
            Receivable for capital shares sold                                             304,390
            Interest receivable                                                            365,450
            Dividends receivable                                                            38,913
            Other assets                                                                     6,639
                                                                                  ----------------
                        TOTAL ASSETS                                                   102,930,134
                                                                                  ----------------

LIABILITIES

            Dividends payable                                                               30,345
            Distributions payable                                                          178,789
            Payable for securities purchased                                             1,197,219
            Payable for capital shares redeemed                                             25,180
            Accrued advisory fees (Note 3)                                                  54,647
            Accrued administration fees (Note 3)                                            13,950
            Other accrued expenses                                                          21,717
                                                                                  ----------------
                        TOTAL LIABILITIES                                                1,521,847
                                                                                  ----------------

NET ASSETS                                                                        $    101,408,287
                                                                                  ================

Net assets consist of:
Paid-in capital                                                                   $     75,047,485
Distributions in excess of net realized gains                                              (12,198)
Undistributed net investment income                                                          2,978
Net unrealized appreciation on investments                                              26,370,022
                                                                                  ----------------
            Net assets                                                            $    101,408,287
                                                                                  ================

Shares of beneficial interest outstanding (unlimited number of shares
            authorized, no par value)                                                    5,835,774
                                                                                  ================

Net asset value, offering price and redemption price per share (Note 1)           $          17.38
                                                                                  ================


See accompanying notes to financial statements.




                                              THE JAMESTOWN BALANCED FUND

                                               STATEMENT OF OPERATIONS

                                              Year Ended March 31, 1998


INVESTMENT INCOME
         Interest                                                                    $    1,980,449
         Dividends                                                                          686,177
                                                                                      -------------
                  TOTAL INVESTMENT INCOME                                                 2,666,626
                                                                                      -------------
EXPENSES
         Investment advisory fees (Note 3)                                                  561,887
         Administrative fees (Note 3)                                                       148,539
         Professional fees                                                                   14,021
         Custodian fees                                                                      13,983
         Registration fees                                                                   11,035
         Pricing costs                                                                        7,026
         Trustees' fees and expenses                                                          5,405
         Postage and supplies                                                                 4,281
         Insurance expense                                                                    4,163
         Printing of shareholder reports                                                      1,920
         Other expenses                                                                       6,860
                                                                                    ---------------
                  TOTAL EXPENSES                                                            779,120
         Expenses reimbursed through a directed
            brokerage arrangement (Note 4)                                                 (24,000)
                                                                                     --------------
                  NET EXPENSES                                                              755,120
                                                                                      -------------

NET INVESTMENT INCOME                                                                     1,911,506
                                                                                     --------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
         Net realized gains from security transactions                                    9,533,601
         Net change in unrealized appreciation/depreciation
            on investments                                                               12,603,990
                                                                                     --------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                         22,137,591
                                                                                        -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                           $   24,049,097
                                                                                        ===========


See accompanying notes to financial statements.

                           THE JAMESTOWN BALANCED FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended March 31, 1998 and 1997
                                                                                      Year            Year
                                                                                     Ended           Ended
                                                                                 March 31,       March 31,
                                                                                      1998            1997
FROM OPERATIONS:
  Net investment income                                                      $   1,911,506    $  1,532,966
  Net realized gains from security transactions                                  9,533,601       3,339,264
  Net change in unrealized appreciation/depreciation
    on investments                                                              12,603,990       2,746,030
                                                                             -------------    ------------
Net increase in net assets from operations                                      24,049,097       7,618,260
                                                                             -------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                    (1,934,092)     (1,518,758)
  From net realized gains from security transactions                           (10,800,423)     (4,545,144)
                                                                             -------------    ------------
Decrease in net assets from distributions to shareholders                      (12,734,515)     (6,063,902)
                                                                             -------------    ------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                     17,601,307       9,763,400
  Net asset value of shares issued in reinvestment
    of distributions to shareholders                                            12,174,707       5,853,635
  Payments for shares redeemed                                                 (10,335,880)     (8,094,099)
                                                                             -------------    ------------
Net increase in net assets from capital share transactions                      19,440,134       7,522,936
                                                                             -------------    ------------

TOTAL INCREASE IN NET ASSETS                                                    30,754,716       9,077,294

NET ASSETS:
  Beginning of year                                                             70,653,571      61,576,277
                                                                             -------------    ------------
  End of year - (including undistributed net investment
    income of $2,978 and $25,564, respectively)                              $ 101,408,287    $ 70,653,571
                                                                             =============    ============


Capital share activity:

  Sold                                                                           1,041,126         631,119
  Reinvested                                                                       735,126         383,386
  Redeemed                                                                        (599,080)       (526,294)
                                                                             -------------    ------------
  Net increase in shares outstanding                                             1,177,172         488,211
  Shares outstanding, beginning of year                                          4,658,602       4,170,391
                                                                             -------------    ------------
  Shares outstanding, end of year                                                5,835,774       4,658,602
                                                                             =============    ============


See accompanying notes to financial statements.

                          THE JAMESTOWN BALANCED FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                              Years Ended March 31,
                                                            1998           1997           1996           1995       1994
Net asset value at beginning of year                      $15.17         $14.77         $12.76         $12.15         $12.49
                                                         -------        -------        -------        -------        -------
Income from investment operations:
  Net investment income                                     0.37           0.35           0.36           0.33           0.30
  Net realized and unrealized gains (losses)
    on investments                                          4.31           1.45           2.50           0.90          (0.18)
                                                         -------        -------        -------        -------        -------
Total from investment operations                            4.68           1.80           2.86           1.23           0.12
                                                         -------        -------        -------        -------        -------

Less distributions:
  Dividends from net investment income                     (0.37)         (0.35)         (0.36)         (0.33)         (0.30)
  Distributions from net realized gains                    (2.10)         (1.05)         (0.49)         (0.29)         (0.16)
                                                         -------        -------        -------        -------        -------
Total distributions                                        (2.47)         (1.40)         (0.85)         (0.62)         (0.46)
                                                         -------        -------        -------        -------        -------

Net asset value at end of year                            $17.38         $15.17         $14.77         $12.76         $12.15
                                                         =======        =======        =======        =======        =======
Total return                                               32.42%         12.29%         22.79%         10.54%          0.94%
                                                         =======        =======        =======        =======        =======
Net assets at end of year (000's)                       $101,408        $70,654        $61,576        $52,062        $46,928
                                                        ========        =======        =======        =======        =======
Ratio of gross expenses to average net assets               0.90%          0.91%          0.93%          0.99%          1.01%

Ratio of net expenses to average net assets (a)             0.87%          0.87%          0.88%          0.96%          0.98%

Ratio of net investment income to average net assets        2.21%          2.31%          2.52%          2.72%          2.47%

Portfolio turnover rate                                       90%            58%            72%            95%           123%

Average commission rate per share                        $0.0681        $0.0667             --             --             --

(a)Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).


See accompanying notes to financial statements.

                      THE JAMESTOWN BALANCED FUND

                      PORTFOLIO OF INVESTMENTS

                           March 31, 1998

Shares                                                                Value
              COMMON STOCKS - 67.0%
              Advertising - 1.1%
18,000          Interpublic Group of Companies, Inc.                  $ 1,118,250
                                                                      -----------

              Chemicals - 2.0%
24,500          Air Products & Chemicals, Inc.                          2,030,438
                                                                      -----------

              Commercial Banking - 5.2%
25,300          Fannie Mae                                              1,600,225
33,400          First Union Corporation                                 1,895,450
25,000          NationsBank Corporation                                 1,823,438
                                                                      -----------
                                                                        5,319,113
                                                                      -----------
              Communications - 5.7%
61,000          Equifax, Inc.                                           2,226,500
11,500          Lucent Technologies, Inc.                               1,470,562
42,000          MCI Communications                                      2,079,000
                                                                      -----------
                                                                        5,776,062
                                                                      -----------

              Computers/Computer Technology Services - 8.0%
21,000          Cisco Systems, Inc. (a)                                 1,435,875
28,200          Computer Sciences Corporation (a)                       1,551,000
39,400          Diebold, Inc.                                           1,733,600
17,900          Intel Corporation                                       1,397,319
33,000          Sundstrand Corporation                                  1,996,500
                                                                      -----------
                                                                        8,114,294
                                                                      -----------
              Consumer Products - 14.5%
30,000          Avon Products, Inc.                                     2,340,000
15,000          Cendant Corporation (a)                                   594,375
38,200          Crane Company                                           2,024,600
27,000          General Electric Company                                2,327,063
12,000          Gillette Company                                        1,424,250
27,000          Kimberly-Clark Corporation                              1,353,375
23,000          Lilly (Eli) & Company                                   1,371,375
11,000          Procter & Gamble Company                                  928,125
35,000          Sherwin Williams Company                                1,242,500
42,000          Sysco Corporation                                       1,076,250
                                                                      -----------
                                                                       14,681,913
                                                                      -----------
              Drugs/Medical Equipment - 5.2%
22,000           Abbott Laboratories                                    1,656,875
10,000           Merck and Company, Inc.                                1,283,750
28,000           Schering-Plough Corporation                            2,287,250
                                                                      -----------
                                                                        5,227,875
                                                                      -----------

Shares                                                                      Value
               COMMON STOCKS - Continued
               Electronics - 1.6%
 25,000          Hewlett-Packard Company                             $  1,584,375
                                                                      -----------

               Entertainment - 0.7%
  6,400          Walt Disney Company                                      683,200
                                                                      -----------

               Fire Systems - 2.3%
 42,000          Tyco International Ltd.                                2,294,250
                                                                      -----------

               Food Productions - 1.5%
 48,000          Conagra, Inc.                                          1,542,000
                                                                      -----------

               Funeral Services - 1.6%
 39,500          Service Corporation International                      1,676,281
                                                                      -----------

               Health Care Centers - 1.0%
 38,000          HealthSouth Corporation (a)                            1,066,375
                                                                      -----------

               Hotels - 1.9%
105,000          Choice Hotel International, Inc. (a)                   1,929,375
                                                                      -----------

               Insurance - 5.1%
 11,000          American International Group                           1,385,313
 33,300          Conseco, Inc.                                          1,885,612
 21,000          Jefferson-Pilot Corporation                            1,867,688
                                                                      -----------
                                                                        5,138,613
                                                                      -----------
               Oil and Gas Drilling - 5.4%
 31,000          Coastal Corporation                                    2,018,875
 25,600          Schlumberger Ltd.                                      1,939,200
 24,600          Texaco, Inc.                                           1,482,150
                                                                      -----------
                                                                        5,440,225
                                                                      -----------
               Oil Field Machinery and Equipment - 1.7%
 36,500          Dresser Industries, Inc.                               1,754,281
                                                                      -----------

               Retail Stores - 2.5%
 50,000          AutoZone, Inc. (a)                                     1,693,750
 20,000          Circuit City Stores, Inc.                                855,000
                                                                      -----------
                                                                        2,548,750
                                                                      -----------

               Total Common Stocks (Cost $41,718,591)                $ 67,925,670
                                                                      -----------

Par Value                                                                   Value
               U.S. TREASURY & AGENCY OBLIGATIONS - 6.6%
               U.S. Treasury Notes - 6.0%
$1,075,000       7.75%, due 11/30/1999                               $  1,111,109
 2,050,000       6.50%, due 05/31/2001                                  2,099,651
 2,935,000       5.625%, due 02/15/2006                                 2,912,518
                                                                      -----------
                                                                        6,123,278
                                                                      -----------

               U.S. Treasury Inflation-Protection Notes - 0.6%
   393,518       3.625%, due 07/15/2002                                   389,583
   209,094       3.375%, due 01/15/2007                                   202,723
                                                                      -----------
                                                                          592,306
                                                                      -----------

               Total U.S. Treasury & Agency Obligations
                 (Cost $6,702,500)                                    $ 6,715,584
                                                                      -----------

               MORTGAGE-BACKED SECURITIES - 7.0%
               Federal Home Loan Mortgage Corporation - 2.0%
$  243,617       Pool #G50153, 4.50%, due 05/01/1999                  $   242,821
   489,144       Pool #1490-PE, 5.75%, due 07/15/2006                     488,072
   592,033       Pool #1561-ZB, 6.00%, due 08/15/2006                     592,033
   475,000       Pool #1471, 7.00%, due 03/15/2008                        488,357
   175,000       Pool #1655-HB, 6.50%, due 10/01/2008                     176,475
    59,531       Pool #162-E, 7.00%, due  01/15/2020                       59,419
                                                                      -----------
                                                                        2,047,177
                                                                      -----------

               Federal National Mortgage Association - 2.5%
   388,338       Pool #73718, 7.23%, due 11/01/2003                       406,177
   348,674       Pool #375448, 6.66%, due 10/01/2004                      356,846
   400,000       Series #93-63-PE, 6.25%, due 06/25/2005                  400,248
   621,957       Pool #375296, 6.92%, due 08/01/2007                      648,973
   201,292       Pool #70, 8.50%, due 01/01/2012                          211,811
   178,976       Series #88-29-B, 9.50%, due 12/25/2018                   193,125
   295,632       Series #90-35-E, 9.50%, due 04/25/2020                   320,113
                                                                      -----------
                                                                        2,537,293
                                                                      -----------

               Government National Mortgage Association - 1.1%
   520,013       Pool #343536, 7.50%, due 02/15/2023                      534,485
   606,243       Pool #8482, 7.00%, adjustable rate, due 08/20/2024       621,496
                                                                      -----------
                                                                        1,155,981
                                                                      -----------

               Student Loan Marketing Association - 0.9%
   875,000       Series #98-1-A1, 5.173%, due 01/25/2007                  875,137
                                                                      -----------

Par Value                                                                   Value
               MORTGAGE-BACKED SECURITIES - Continued
               Other Mortgage-Backed Securities - 0.5%
                 Lehman Brothers Mortgage Trust #91-2-A1,
$   76,671         8.00%, due 03/20/1999                              $    77,270
               Morgan Stanley Capital I #97-XL1-A1,
   360,857         6.59%, due 10/03/2030                                  367,397
                                                                      -----------
                                                                          444,667
                                                                      -----------

               Total Mortgage-Backed Securities (Cost $6,981,572)     $ 7,060,255
                                                                      -----------

               ASSET-BACKED SECURITIES - 2.1%
               Advanta Mortgage Loan Trust #92-2-A2,
$  351,053       7.03%, due 03/25/2011                                $   351,860
               AFG Receivables Trust #95-A-A,
   106,201       6.15%, due 09/15/2000                                    106,286
               Fleetwood Credit Corporation Grantor Trust #95-A-A,
   391,564       8.45%, due 11/15/2010                                    407,349
               Green Tree Financial Corporation #98-A,
   500,000       6.18%, due 04/01/2018                                    498,900
               Nomura Asset Securities Corporation #98-D6-A1B,
   475,000       6.59%, due 03/15/2030                                    481,457
               NationsCredit Grantor Trust #96-1-A,
   277,240       5.85%, due 09/15/2011                                    275,355
                                                                      -----------
               Total Asset-Backed Securities (Cost $2,124,391)        $ 2,121,207
                                                                      -----------


               CORPORATE BONDS - 12.4%
               Beneficial Corporation Medium Term Notes,
$  275,000       9.35%, due 03/15/2001                                $   297,946
               Caterpillar Financial Services Medium Term Notes,
   450,000       6.80%, due 06/15/1999                                    454,932
               Chrysler Financial Corporation,
 1,000,000       5.90%, due 01/26/2001                                    995,120
               Enron Corporation,
   750,000       6.45%, due 11/15/2001                                    752,895
               Equity Residential Properties,
   875,000       6.65%, due 11/15/2003                                    877,765
               Finova Capital Corporation,
 1,000,000       6.25%, due 08/15/2000                                  1,002,590
               Ford Motor Credit Medium Term Notes,
   225,000       7.55%, due 07/19/1999                                    229,617
   280,000       5.99%, due 02/27/2001                                    279,135

Par Value                                                                   Value
               CORPORATE BONDS - Continued
               GMAC Medium Term Notes,
$525,000          6.65%, due 05/24/2000                               $   531,431
                International Paper Company,
 735,000          8.68%, due 09/14/2001                                   794,491
                International Lease Finance Corporation,
 425,000          6.42%, due 09/11/2000                                   428,268
                International Lease Finance Corporation Medium Term Notes,
 425,000          6.55%, due 09/15/2000                                   429,509
                KeyCorp Medium Term Notes,
 675,000          6.75%, due 05/29/2001                                   684,909
                Merrill Lynch and Company Medium Term Notes,
 410,000          7.26%, due 03/25/2002                                   414,502
                National City Corporation,
 575,000          7.20%, due 05/15/2005                                   602,117
                NationsBank Medium Term Notes,
 500,000          5.80%, due 01/31/2001                                   496,795
                Northern Trust Corporation Medium Term Notes,
 100,000          9.00%, due 05/15/1998                                   100,347
                Norwest Financial, Inc.,
 140,000          6.05%, due 11/19/1999                                   140,354
                Norfolk Southern Corporation,
 210,000          7.35%, due 05/15/2007                                   223,507
                SBC Communications, Inc.
 400,000          6.875%, due 08/15/2006                                  417,540
 185,000          6.625%, due 11/01/2009                                  189,327
                Sears Roebuck Acceptance Corporation,
 400,000          6.99%, due 09/30/2002                                   411,172
                Southern California Edison Company,
 700,000          6.17%, due 03/25/2003                                   704,060
                Suntrust Banks,
 310,000          6.125%, due 02/15/2004                                  307,424
                TRW, Inc.,
 400,000          6.25%, due 01/15/2010                                   387,592
                Union Camp Corporation,
 425,000          6.50%, due 11/15/2007                                   427,491
                                                                      -----------
                Total Corporate Bonds (Cost $12,506,476)             $ 12,580,836
                                                                      -----------

                Total Investments at Value
                  (Cost $70,033,530) - 95.1%                         $ 96,403,552
                                                                      -----------

   Face
  Amount                                                                    Value
                REPURCHASE AGREEMENTS (b) - 4.8%
                Star Bank, N.A., 5.25%, dated 03/31/1998, due 04/01/1998
$4,833,000        repurchase proceeds $4,833,705 (Cost $4,833,000)   $  4,833,000

                  Total Investments and Repurchase Agreements
                                        at Value - 99.9%             $101,236,552

                  Other Assets in Excess of Liabilities - 0.1%            171,735
                                                                        ---------

                  Net Assets - 100.0%                                $101,408,287
                                                                     ============


(a) Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA
II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00% due 01/20/24. The
aggregate market value of the collateral at March 31, 1998 was $28,948,985. The
Fund's pro-rata interest in the collateral at March 31, 1998 was $4,950,276.


See accompanying notes to financial statements.

                           THE JAMESTOWN BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on July 3, 1989.

The Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the Fund will ordinarily be traded on the over-the-counter market, and common stocks of the Fund will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with tax regulations. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilites at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $70,046,130 as of March 31, 1998:

  Gross unrealized appreciation....................................$26,558,490
  Gross unrealized depreciation....................................   (201,068)
                                                                   ------------
  Net unrealized appreciation..................................... $26,357,422
                                                                  =============

The difference between the Federal income tax cost of portfolio investments and financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $79,927,043 and $74,274,121, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets up to $250 million; .60% of the next $250 million of such net assets; and .55% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.


4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, the Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 for the year ended March 31, 1998.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Balanced Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Balanced Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998

                           THE JAMESTOWN EQUITY FUND
                           -------------------------
                              No Load Mutual Fund

                                 Annual Report
                                 March 31, 1998


          Investment Adviser                              Administrator
          ------------------                              -------------
Lowe, Brockenbrough & Tattersall, Inc.           Countrywide Fund Services, Inc.
        6620 West Broad Street                          312 Walnut Street
              Suite 300                                   P.O. Box 5354
       Richmond, Virginia 23230                    Cincinnati, Ohio 45201-5354
            1.804.288.0404                                1.800.443.4249

                            THE JAMESTOWN EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1998


PERFORMANCE OF THE JAMESTOWN EQUITY FUND

The fiscal year ending March 31, 1998, was a very strong one for The Jamestown Equity Fund in both absolute results as well as in relative results. For the 12 month period, your fund returned 43.7% after expenses versus 44.4% for the comparable Lipper Index. The Standard & Poor's 500 Index was up 48% for the same 12 month period.

The sectors outperforming the market were finance, communication services, and consumer cyclicals in particular, with capital goods, health care, and technology slightly ahead of the S&P. Those sectors lagging the market were consumer staples, transportation, utility, energy, and basic industries. Your fund was well represented in the finance, technology, and consumer staples sectors. We had underweightings in the communication services, utility, and transportation sectors.

For the past three years, the Jamestown Equity Fund has appreciated at an annualized rate of 28.5%, slightly ahead of the Lipper Growth Index of 27.9%. With the market now selling at lofty price-to-earnings multiples (25x), it is dangerous to be lulled into a belief that these strong returns will continue each year. There will be a regression to the mean, but with interest rates and inflation rates staying low, we are hopeful that this market can continue for at least a short period. Inflation appears to be very well contained, and the same can be said for the wage component of the consumer price index.

We will continue to invest in high quality stocks--those with low debt to equity and strong earnings trends in place. Should we see a market correction in the near future, we believe it will not be a significant one given the continued "Goldilocks" fundamentals of the current economy.

For a comparison of the fund's performance since inception versus the Standard & Poor's 500 Index and the Consumer Price Index, please refer to the chart below.

THE JAMESTOWN EQUITY FUND
Comparison of the Change in Value of a $10,000 Investment in The Jamestown Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index.

  STANDARD & POOR'S 500 INDEX:               THE JAMESTOWN EQUITY FUND:

            QTRLY                                     QTRLY
DATE        RETURN      BALANCE            DATE      RETURN     BALANCE
12/01/92                10,000         12/01/92                  10,000
12/31/92    1.23%       10,123         12/31/92       1.68%      10,168
03/31/93    4.36%       10,564         03/31/93       0.54%      10,223
06/30/93    0.48%       10,615         06/30/93      -1.00%      10,121
09/30/93    2.58%       10,889         09/30/93       1.85%      10,308
12/31/93    2.32%       11,142         12/31/93       0.67%      10,377
03/31/94   -3.79%       10,719         03/31/94      -0.82%      10,291
06/30/94    0.42%       10,764         06/30/94       1.64%      10,460
09/30/94    4.88%       11,290         09/30/94       1.70%      10,637
12/31/94   -0.02%       11,287         12/31/94      -1.35%      10,493
03/31/95    9.74%       12,387         03/31/95      10.17%      11,560
06/30/95    9.55%       13,569         06/30/95       8.46%      12,538
09/30/95    7.95%       14,648         09/30/95       6.80%      13,390
12/31/95    6.02%       15,530         12/31/95       5.22%      14,089
03/31/96    5.37%       16,363         03/31/96       5.03%      14,798
06/30/96    4.49%       17,097         06/30/96       4.05%      15,397
09/30/96    3.09%       17,626         09/30/96       2.74%      15,819
12/31/96    8.34%       19,095         12/31/96       7.83%      17,057
03/31/97    2.68%       19,607         03/31/97       0.00%      17,057
06/30/97   17.46%       23,030         06/30/97      15.33%      19,671
09/30/97    7.49%       24,755         09/30/97       5.99%      20,849
12/31/97    2.87%       25,466         12/31/97       2.70%      21,411
03/31/98   13.95%       29,018         03/31/98      14.51%      24,518

CONSUMER PRICE INDEX:

             QTRLY
DATE         RETURN       BALANCE
12/01/92                  10,000
12/31/92      0.20%       10,020
03/31/93      0.90%       10,110
06/30/93      0.60%       10,171
09/30/93      0.40%       10,212
12/31/93      0.70%       10,283
03/31/94      0.50%       10,334
06/30/94      0.60%       10,396
09/30/94      0.90%       10,490
12/31/94      0.60%       10,553
03/31/95      0.80%       10,638
06/30/95      0.90%       10,734
09/30/95      0.40%       10,777
12/31/95      0.50%       10,831
03/31/96      0.80%       10,917
06/30/96      1.10%       11,038
09/30/96      0.44%       11,086
12/31/96      0.82%       11,178
03/31/97      0.69%       11,255
06/30/97      0.19%       11,276
09/30/97      0.44%       11,325
12/31/97      0.62%       11,396
03/31/98      0.12%       11,409

The Jamestown Equity Fund Average Total Returns
1 Year         5 Years        Since Inception*
43.74%         19.12%         18.31%

*Initial public offering of shares was December 1, 1992.

Past performance is not predictive of future performance.

                           THE JAMESTOWN EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1998

ASSETS
  Investments in securities:
                  At acquisition cost                      $  32,982,706
                                                           =============
                  At value (Note 1)                        $  48,803,931
  Investments in repurchase agreements (Note 1)                3,527,000
  Cash                                                               115
  Receivable for securities sold                                 977,601
  Receivable for capital shares sold                              24,000
  Dividends receivable                                            27,940
  Interest receivable                                                514
  Other assets                                                     2,761
                                                           -------------
    TOTAL ASSETS                                              53,363,862
                                                           -------------

LIABILITIES
  Dividends payable                                                5,194
  Distributions payable                                          118,987
  Payable for securities purchased                               957,776
  Payable for capital shares redeemed                             30,600
  Accrued advisory fees (Note 3)                                  28,147
  Accrued administration fees (Note 3)                             7,950
  Other accrued expenses                                           1,103
                                                           -------------
     TOTAL LIABILITIES                                         1,149,757
                                                           -------------

NET ASSETS                                                 $  52,214,105
                                                           =============

Net assets consist of:
Paid-in capital                                            $  36,403,344
Distributions in excess of net realized gains                    (14,486)
Undistributed net investment income                                4,022
Net unrealized appreciation on investments                    15,821,225
                                                           -------------

                Net assets                                 $  52,214,105
                                                           =============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                   2,589,737
                                                           =============

Net asset value, offering price and redemption
  price per share (Note 1)                                 $       20.16
                                                           =============


See accompanying notes to financial statements.

                           THE JAMESTOWN EQUITY FUND

                            STATEMENT OF OPERATIONS

                           Year Ended March 31, 1998
INVESTMENT INCOME
  Dividends                                                                     $    451,263
  Interest                                                                           146,628
                                                                                ------------
    TOTAL INVESTMENT INCOME                                                          597,891
                                                                                ------------

EXPENSES
  Investment advisory fees (Note 3)                                                  259,757
  Administration fees (Note 3)                                                        76,276
  Professional fees                                                                    9,021
  Registration fees                                                                    8,115
  Custodian fees                                                                       6,418
  Trustees' fees and expenses                                                          5,405
  Postage and supplies                                                                 3,864
  Insurance expense                                                                    2,136
  Other expenses                                                                         670
                                                                                ------------

     TOTAL EXPENSES                                                                  371,662
  Expenses reimbursed through a directed brokerage arrangement (Note 4)              (12,000)
                                                                                ------------

     NET EXPENSES                                                                    359,662
                                                                                ------------

NET INVESTMENT INCOME                                                                238,229
                                                                                ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions                                    3,855,317
  Net change in unrealized appreciation/depreciation on investments               10,606,115
                                                                                ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                  14,461,432
                                                                                ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $ 14,699,661
                                                                                ============



See accompanying notes to financial statements.

                           THE JAMESTOWN EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years Ended March 31, 1998 and 1997
                                                                                             Year                        Year
                                                                                            Ended                       Ended
                                                                                        March 31,                   March 31,
                                                                                             1998                        1997
FROM OPERATIONS:
                Net investment income                                           $         238,229            $        211,890
                Net realized gains from security transactions                           3,855,317                     777,388
                Net change in unrealized appreciation/depreciation
                                on investments                                         10,606,115                   2,328,613
                                                                                -----------------            ----------------
Net increase in net assets from operations                                             14,699,661                   3,317,891
                                                                                -----------------            ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
                From net investment income                                               (242,370)                   (206,587)
                From net realized gains from security transactions                     (4,379,490)                   (521,388)
                                                                                -----------------            ----------------
Decrease in net assets from distributions to shareholders                              (4,621,860)                   (727,975)
                                                                                -----------------            ----------------

FROM CAPITAL SHARE TRANSACTIONS:
                Proceeds from shares sold                                              10,499,561                  11,827,742
                Net asset value of shares issued in reinvestment
                                of distributions to shareholders                        4,351,536                     671,223
                Payments for shares redeemed                                           (3,895,041)                 (1,765,155)
                                                                                -----------------            ----------------
Net increase in net assets from capital share transactions                             10,956,056                  10,733,810
                                                                                -----------------            ----------------

TOTAL INCREASE IN NET ASSETS                                                           21,033,857                  13,323,726

NET ASSETS:
                Beginning of year                                                      31,180,248                  17,856,522
                                                                                -----------------            ----------------
                End of year - (including undistributed net investment
                                income of $4,022 and $8,163, respectively)      $      52,214,105            $     31,180,248
                                                                                =================            ================

Capital share activity:

                Sold                                                                      571,636                     788,755
                Reinvested                                                                236,191                      43,245
                Redeemed                                                                 (209,264)                   (120,237)
                                                                                -----------------            ----------------
                Net increase in shares outstanding                                        598,563                     711,763
                Shares outstanding, beginning of year                                   1,991,174                   1,279,411
                                                                                -----------------            ----------------
                Shares outstanding, end of year                                         2,589,737                   1,991,174
                                                                                =================            ================


See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
                                                                                      Years ended March 31,

                                                                  1998          1997           1996           1995         1994
Net asset value at beginning of year                            $15.66        $13.96         $11.29         $10.19       $10.18
                                                               -------       -------        -------        -------      -------
Income from investment operations:
              Net investment income                               0.11          0.13           0.15           0.10         0.08
              Net realized and unrealized gains (losses)
                            on investments                        6.47          2.00           2.98           1.15        (0.01)
                                                               -------       -------        -------        -------      -------
Total from investment operations                                  6.58          2.13           3.13           1.25         0.07
                                                               -------       -------        -------        -------      -------

Less distributions:
              Dividends from net investment income               (0.11)        (0.13)         (0.15)         (0.12)       (0.06)
              Distributions from net realized gains              (1.97)        (0.30)         (0.31)         (0.03)         --
                                                               -------       -------        -------        -------      -------
Total distributions                                              (2.08)        (0.43)         (0.46)         (0.15)       (0.06)
                                                               -------       -------        -------        -------      -------

Net asset value at end of year                                  $20.16        $15.66         $13.96         $11.29       $10.19
                                                               =======       =======        =======        =======      =======

Total return                                                     43.74%        15.27%         28.00%         12.33%        0.67%
                                                               =======       =======        =======        =======      =======

Net assets at end of year (000's)                              $52,214       $31,180        $17,857         $8,111       $2,811
                                                               =======       =======        =======        =======      =======

Ratio of gross expenses to average net assets                     0.93%         0.98%          1.14%          1.99%        3.16%

Ratio of net expenses to average net assets                       0.90%(a)      0.92%(a)       1.01%(a)       1.44%(b)     1.50%(b)

Ratio of net investment income to average net assets              0.60%         0.85%          1.27%          1.18%        0.82%

Portfolio turnover rate                                             59%           44%            54%            48%          92%

Average commission rate per share                              $0.0686       $0.0688          --             --           --


(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b) Ratios were determined based on net expenses after the Adviser waived all or a portion of its advisory fee and/or reimbursed the Fund for operating expenses.

See accompanying notes to financial statements.

                            THE JAMESTOWN EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1998
Shares                                                                                     Value
           COMMON STOCKS - 93.5%
           Advertising - 1.3%
11,000                     Interpublic Group of Companies, Inc.              $           683,375
                                                                             -------------------

           Chemicals - 2.9%
18,400                     Air Products & Chemicals, Inc.                              1,524,900
                                                                             -------------------


           Commercial Banking - 6.9%
17,000                     Fannie Mae                                                  1,075,250
24,000                     First Union Corporation                                     1,362,000
16,000                     NationsBank Corporation                                     1,167,000
                                                                             -------------------
                                                                                       3,604,250
                                                                             -------------------

           Communications - 8.7%
46,000                     Equifax, Inc.                                               1,679,000
10,000                     Lucent Technologies, Inc.                                   1,278,750
32,000                     MCI Communications                                          1,584,000
                                                                             -------------------
                                                                                       4,541,750
                                                                             -------------------


           Computers/Computer Technology Services - 12.1%
16,500                     Cisco Systems, Inc. (a)                                     1,128,188
20,000                     Computer Sciences Corporation (a)                           1,100,000
31,000                     Diebold, Inc.                                               1,364,000
14,800                     Intel Corporation                                           1,155,325
26,000                     Sunstrand Corporation                                       1,573,000
                                                                             -------------------
                                                                                       6,320,513
                                                                             -------------------

           Consumer Products - 18.2%
22,500                     Avon Products, Inc.                                         1,755,000
12,000                     Cendant Corporation (a)                                       475,500
27,000                     Crane Company                                               1,431,000
17,500                     General Electric Company                                    1,508,281
 8,500                     Gillette Company                                            1,008,844
20,000                     Kimberly-Clark Corporation                                  1,002,500
 6,000                     Procter & Gamble Company                                      506,250
24,000                     Sherwin Williams Company                                      852,000
36,800                     Sysco Corporation                                             943,000
                                                                             -------------------
                                                                                       9,482,375
                                                                             -------------------

           Drugs/Medical Equipment - 8.1%
11,500                     Abbott Laboratories                                           866,094
18,000                     Lilly (Eli) & Company                                       1,073,250
 7,500                     Merck and Company, Inc.                                       962,812
16,000                     Schering-Plough Corporation                                 1,307,000
                                                                             -------------------
                                                                                       4,209,156
                                                                             -------------------

Shares                                                                                     Value
           COMMON STOCKS - Continued
           Electronics - 2.2%
18,000                     Hewlett-Packard Company                           $         1,140,750
                                                                             -------------------

           Entertainment - 1.1%
 5,100                     Walt Disney Company                                           544,425
                                                                             -------------------

           Fire Systems - 3.2%
31,000                     Tyco International Ltd.                                     1,693,375
                                                                             -------------------

           Food Productions - 2.3%
37,000                     Conagra, Inc.                                               1,188,625
                                                                             -------------------

           Funeral Services - 2.4%
30,000                     Service Corporation International                           1,273,125
                                                                             -------------------

           Health Care Centers - 1.5%
28,000                     HealthSouth Corporation (a)                                   785,750
                                                                             -------------------

           Hotels - 2.7%
78,000                     Choice Hotel International, Inc. (a)                        1,433,250
                                                                             -------------------

           Insurance - 7.2%
 7,700                     American International Group                                  969,719
25,100                     Conseco, Inc.                                               1,421,288
15,500                     Jefferson-Pilot Corporation                                 1,378,531
                                                                             -------------------
                                                                                       3,769,538
                                                                             -------------------

           Oil and Gas Drilling - 7.8%
23,000                     Coastal Corporation                                         1,497,875
19,700                     Schlumberger Ltd.                                           1,492,275
18,000                     Texaco, Inc.                                                1,084,500
                                                                             -------------------
                                                                                       4,074,650
                                                                             -------------------

           Oil Field Machinery and Equipment - 2.5%
27,000                     Dresser Industries, Inc.                                    1,297,687
                                                                             -------------------

Shares                                                                                     Value
               COMMON STOCKS - Continued
               Retail Stores - 2.4%
36,500                     AutoZone, Inc. (a)                                $         1,236,437
                                                                             -------------------

               Total Common Stocks (Cost $32,982,706)                        $        48,803,931
                                                                             -------------------
 Face
Amount
                                    REPURCHASE AGREEMENTS (b) - 6.7%
$3,527,000      Star Bank, N.A., 5.25%, dated 03/31/1998, due 04/01/1998,
                          repurchase proceeds $3,527,514 (Cost $3,527,000)   $         3,527,000
                                                                             -------------------

                Total Investments and Repurchase Agreements
                          at Value - 100.2%                                  $        52,330,931

                Liabilities in Excess of Other Assets - (0.2)%                          (116,826)
                                                                             -------------------

                Net Assets - 100.0%                                          $        52,214,105
                                                                             ===================




(a) Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $12,715,000 GNMA
II, Pool #8421, 7.375%, due 05/20/24; $14,335,000 GNMA II, Pool #8932, 7.00%,
due 03/20/22; and $1,120,000 GNMA II, Pool #8359, 7.00% due 01/20/24. The
aggregate market value of the collateral at March 31, 1998 was $28,948,985. The
Fund's pro-rata interest in the collateral at March 31, 1998 was $3,618,623.

                See accompanying notes to financial statements.

                            THE JAMESTOWN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1998





1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on December 1, 1992.

The Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $32,997,876 as of March 31, 1998:

 Gross unrealized appreciation......................................$15,903,238
 Gross unrealized depreciation.....................................     (97,183)
                                                                    -----------
 Net unrealized appreciation........................................$15,806,055
                                                                    ===========


The difference between the Federal income tax cost of portfolio investments and financial statement cost is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1998, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $27,951,286 and $21,883,675, respectively.


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets up to $500 million and .50% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, the Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $12,000 for the year ended March 31, 1998.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Equity Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 24, 1998